QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
 April 3, 2002

Versicor Inc.
(Exact Name of Registrant As Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31145 (Commission File Number)	04-3278032 (I.R.S. Employer Identification Number)
34790 Ardentech Court, Fremont, California 94555 (Address of Principal Executive Offices) (Zip Code)
(510) 739-3000 (Registrant's telephone number, including area code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events.

        On April 9, 2002, we completed a private placement of 2,993,800 shares of our common stock to selected institutional investors for gross proceeds of $44,907,000. A copy of the form of Purchase Agreement, the form of Registration Rights Agreement and the press release issued by us announcing the completion of the private placement are attached hereto as exhibits and are incorporated herein by reference in their entirety.

        On April 3, 2002, Lori F. Rafield, Ph.D, a representative of a group of our venture investors, resigned from our Board of Directors. We accepted her resignation.

        References in this Form 8-K to "us," "we," "our" or "company" mean Versicor Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

        The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
4.1	Registration Rights Agreement dated as of April 8, 2002, by and among Versicor Inc. and the Purchasers listed on Schedule A attached thereto.
10.1	Purchase Agreement dated as of April 8, 2002, by and among Versicor Inc. and the Purchasers listed on Schedule A attached thereto.
99.1	Press Release dated April 10, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSICOR INC. (Registrant)
Date: April 10, 2002	By:	/s/ GEORGE F. HORNER, III George F. Horner, III President and Chief Executive Officer

EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
4.1	Registration Rights Agreement dated as of April 8, 2002, by and among Versicor Inc. and the Purchasers listed on Schedule A attached thereto.
10.1	Purchase Agreement dated as of April 8, 2002, by and among Versicor Inc. and the Purchasers listed on Schedule A attached thereto.
99.1	Press Release dated April 10, 2002.

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX